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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Metris Companies Inc.:


     We consent to the use of our report incorporated herein by reference in the Registration Statement.


                                        /s/ KPMG LLP

                                        KPMG LLP


Minneapolis, Minnesota
December 1, 1999